WOL的诞生
The Formation of WOL

- 全球情况被影响，迎合新常态
- 解决全球营销业务面对的问题
- 线下结合线上进行交流
- 无国界的学习与创业机会
- 更有效的运用时间来学习
- 达到更有效的结果

- **Global conditions are affected, ingratiating to the new normalization**
- **Solve the problems faced by the global marketing business**
- **Communication between offline and online**
- **Learning and entrepreneurship opportunities without borders**
- **Use time effectively to learn**
- **Achieve more effective results**



Forward-Looking Statement

Certain statements in this presentation are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. Any statements contained herein that are not statements of historical fact (including, but not limited to, statements to the effect that Toga Limited, Eostre or its management (the "Company") "anticipates," "plans," "estimates," "expects," or "believes," or the negative of these terms and other similar expressions) should be considered forward-looking statements, including, without limitation, statements regarding the Company's guidance, outlook, growth, opportunities and long-term strategy. These statements involve certain risks and uncertainties that may cause actual results to differ materially from expectations as of the date of this release. These risks and uncertainties include, without limitation, risks associated with the impact of the COVID-19 pandemic; the Company's ability to execute on its long-term strategy; the Company's ability to successfully compete in its intensely competitive industry; the Company's ability to manage its growth; the Company's ability to maintain or improve its operating margins; the Company's ability to identify and react to trends in consumer preferences; product supply disruptions; general economic conditions; accounting standard changes; and other factors as set forth from time to time in the Company's Securities and Exchange Commission filings, including, without limitation, the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The Company intends these forward-looking statements to speak only as of the time of this Presentation and does not undertake to update or revise them as more information becomes available, except as required by law.


WINNER
OF LIFE

WOL远景和使命
WOL Vision & Mission

远景

- 创造一个健康，财富及心灵的教育体系
- 成为业界的领航者
- 赋予每个人成才成功的平台
- 为伙伴们提供国际的大舞台

使命

- 以培养正信为出发点，以永续为终点
- 塑造积极正面的领导者
- 共创美好未来，创造人生赢家
- 让伙伴们创造更大的价值

Vision

- Create a health, wealth and spiritual education system
- Becoming the industry leader
- Give everyone a platform for success
- Provide international stage for partners

Mission

- Take the starting point of cultivating righteousness and the sustainability
- Shaping positive leaders
- To create a better future, to create a winner in life
- Let partners create greater value


WINNER
OF LIFE

人生赢家导师
Winner of Life Mentor



Coach Desmond Phang
彭奕翔教练

- 成功哲学教育训练
  机构创办人兼首席讲师
- 成功哲学教育家
- 组织营销策略家
- **Founder and Chief Lecturer of Successful Philosophy Education and Training Institution**
- **Successful Philosophy Educator**
- **Organization marketing strategist**

Coach Nelson Yew
姚建宏教练



- 充满活力和鼓舞人心
  的实战培训导师
- 专业于国际行销培训，
  团队培训课程
- 造就过百位年收入
  百万的学员
- **Energetic and inspiring practical training instructors**
- **Professional in international marketing training, team training courses**
- **Cultivated more than 100 students with annual income of one million**

WOL手机软件
WOL APPS


已参加活动
王者至尊
个人资料
资料

WOL手机软件
WOL APPS


注册新用户

名称：WOL（人生大赢家）

类别：教学

独特：WOL APP是一款在线学习软件，用户通过WOL APP可以随时学习精品内容，享受优质的学习服务。

功能：WOL APP依托十多年管理培训经验，贯彻学为所用，实效学习的理念，为大家提供精品内容和智能化的学习服务。WOL APP旨在帮助大家通过简单实效的学习，将所学知识应用到企业管理中，持续提升大家的经营和管理能力。专注于传授
知识，无边界教学打造高效课堂！

WOL手机软件
WOL APPS



Name: WOL (Winner Of Life)

Category: Teaching

Unique: WOL APP is an online learning software. Users can learn premium content online at any time through WOL APP and enjoy high-quality learning services.

Function: WOL APP relies on more than ten years of management training experience, implements the concept of learning for use and effective teaching, and provides you with quality content and intelligent learning services. WOL APP aims to help you apply the knowledge you have learned to enterprise management through simple and effective learning, continue to improve your business and management capabilities, focus on imparting knowledge, and create efficient e-classrooms without borders.


明白人生道路
如何做出 选择
Understand how to make choices in life
学会规划
自己的生活
逃离舒适圈
Learn to plan your life and get out of comfort zone
实际目标
远比您想象来得
实际
The actual goal is far more reality than your imagination

Before 2020之前

旧的用户界面
Old User Interface

2020

全新的
用户界面
New User Interface

April 2020 四月

增加了
功绩界面
Added Achievement Interface

May 2020 五月

同年内第二次
全新的界面
New User Interface in the same year

登录与注册界面
Login & Account Registration Interface



- 简单
- 易于使用
- 不需OTP便能注册

- Simple
- Easy to use
- Do not need OTP to register an account

主页与左上键界面
Homepage and Upper Left Button Interface


商学院
课程内容
教学视频
设定

- 全新的排列
- 更年轻化设计主题

- **New arrangement**
- **Youthful theme design**

商学院界面
Interface of WOL


主席的话
RICK TAN


简介

- 商学院的愿景，使命，历史，诞生等的资料与信息
- 商学院主席，院长与副院长的话语

- **WOL's Vision, Mission, History, Formation and other information**
- **WOL Chairman, Dean, Deputy Dean's message**

护航系统界面
Escort System Interface



护航系统



- 个别助教的晋级条件
- 积极参与活动以得到更多的服务分

- **Conditions for promotion of individual teaching assistants**
- **Actively participate in activities to obtain service points**

近期与已参加活动界面
Recent and Participated Event Interface



近期活动
已参加活动

- 每项活动都可点击进去得到更详细得资料
- 点击之前，已有充足的资料可参考

- **Each activity can be clicked in to get more detailed information**
- **Before clicking, there is already enough information to refer to**

新添的功绩榜界面
Newly Added Achievement List Interface


RANKING BOARD


王者至尊

- 用户所得到的徽章
- 只显示前最高分数累积的50位
- 点击指定的用户后，会显示全部所得到的徽章

- User obtained badge
- Only showed the top 50
- Clicking on the specified user will display all the badges obtained

教学课程界面（一）
Teaching Course Interface 1


Desmond Pang
特约讲师
Nelson Yew

- **关于我们两位尊重的教练，Desmond老师和Nelson老师的个人简介与他们的一些话语**
- **About our two respected coaches, Desmond and Nelson of their profile and messages**

教学课程界面（二）
Teaching Course Interface 2


课程内容
讲师团队


课程内容

- **商学院精心选出的委员会们的WOL用户名**
- **课程内容的介绍**

- **The committees which selected by WOL and their WOL username**
- **Introduction of course content**

组织营销视频界面
Organization Marketing Video Interface



组织营销视频
小故事
课程视频
B教室
A教室
行销秘诀
EST

- 两位教练的一些课程内容与小视频
- **Course content and video of the two coaches**

公告界面
Announcement Interface


公告


公告
新版本即将推出

- 每当有新的公告，用户都会收到推送提示
- 充足的资料显示

- Every time there is a new announcement, the user will receive a push notification
- All information will showed

个人资料界面
Personal Information Interface


个人资料
资料



- 用户自己的资料都会全部显示在这里，包括引荐人
- 自己所得到的徽章
- 更换密码
- 更改资料

- **The user's profile will be displayed here, including the referrer info.**
- **Badges obtained**
- **Change password**
- **Edit personal information**

荣誉榜
The Honour List

全球100强

- 最高奖金收入
- 最高打赏
- 系统培训助教
- 讲师与活动策划人

Global Top 100

- Maximum bonus income
- Highest reward
- System Training Assistant
- Lecturer and event planner

终极荣誉
全球50强

- 综合100强内积分最高者

The Ultimate Honor of the World's Top 50

- *The highest score in the comprehensive top 100*

如何达标荣誉榜
How to Achieve to the Honour List

提高营销收入 Increase Marketing Revenue

正确利用教育系统
Use education system correctly

积极配合参与系统培训
Actively cooperate to participate in system training

结合线上线下课程
Combining online and offline courses

熟悉且推广所有线上线下产品
Familiar with and Promote all online and offline products

正确复制及传达公司讯息
Correctly copy and Communicate Company messages

充分利用系统线上线下的支持
Make full use of the online and offline support of the system



如何达标荣誉榜
How to Achieve to the Honour List

助教普升系统 Teaching Assistant Promotion System

积极参与系统
培训课程
**Actively participate in
system training courses**

带领更多伙伴参与
系统培训课程
**Lead more partners to
participate in
system training courses**

完成更高级别
系统培训课程
(PSC1/PSC2/B教室)
**Complete higher level
system training courses
(PSC1 / PSC2 / B classroom)**

策划更多线上
线下活动
(OPP、培训)
**Plan more
online activities
(OPP, training)**



如何达标荣誉榜
How to Achieve to the Honour List

助教普升系统
Teaching Assistant Promotion System

服务分类别

培训参与	1分	PSC助教	3分	讲师	5分
活动/培训助教	2分	主持人	3分	委员会会议	5分
				活动/培训管理	8分

荣誉助教
服务分:1280

业绩级别：完成 Tier 3
培训课程：RTM (PSC 4)
资格培养：带领2位国际助教
表扬舞台：表扬大会

国际助教
服务分:640

业绩级别：完成 Tier 2
培训课程：RTM (PSC 4)
资格培养：带领2位五星助教
表扬舞台：表扬大会

五星助教
服务分:320

业绩级别：五星
培训课程：RTM (PSC 3)
资格培养：带领2位四星助教
表扬舞台：表扬大会

四星助教
服务分:160

业绩级别：四星
培训课程：卓越领导
资格培养：带领2位三星助教
表扬舞台：大会

三星助教
服务分:80

业绩级别：三星
培训课程：RTM (PSC 2)、讲师培训
资格培养：带领2位二星助教
表扬舞台：大会

二星助教
服务分:40

业绩级别：二星
培训课程：EST、组织绩效
资格培养：带领2位一星助教
表扬舞台：PSC1

一星助教
服务分:20

业绩级别：一星
培训课程：B教室、RTM (PSC 1)
资格培养：至少带领3位PSC学员
表扬舞台：PSC 1

如何达标荣誉榜
How to Achieve to the Honour List

助教普升系统
Teaching Assistant Promotion System

Services by Category

Training Participation – 1 point Activities / Training Assistant - 2 points	PSC Training Assistant – 3 points Host – 3 points	Lecturer – 5 points Committee Meeting – 5 points Activities/Training Management – 8 points

Honourable Teaching Assistant
Service Point: 1280

Performance level: Completed Tier 3
Training Courses: RTM (PSC 4)
Qualification: Leading 2 international teaching assistant
Praise Stage: Commendation Conference

International Teaching Assistant
Service Point: 640

Performance level: Completed Tier 2
Training Courses: RTM (PSC 4)
Qualification: Leading 2 5 stars teaching assistant
Praise Stage: Commendation Conference

5 Stars Teaching Assistant
Service Point: 320

Performance level: 5 stars
Training Courses: RTM (PSC 3)
Qualification: Leading 2 4 stars teaching assistant
Praise Stage: Commendation Conference

4 Stars Teaching Assistant
Service Point: 160

Performance level: 4 stars
Training Courses: Excellent Leadership
Qualification: Leading 2 3 stars teaching assistant
Praise Stage: Conference

3 Stars Teaching Assistant
Service Point: 80

Performance level: 3 stars
Training Courses: RTM (PSC 2), instructor training
Qualification: Leading 2 2 stars teaching assistant
Praise Stage: Commendation Conference

2 Stars Teaching Assistant
Service Point: 40

Performance level: 2 stars
Training Courses: ETS, Organizational performance
Qualification: Leading 2 1 star teaching assistant
Praise Stage: PSC1

1 Stars Teaching Assistant
Service Point: 20

Performance level: 1 star
Training Courses: RTM (PSC 1)
Qualification: Leading at least 3 PSC member
Praise Stage: PSC1

荣誉榜徽章图
Honour List Badges



完善的赢家之路
The Path Towards Success

- **OPP** — 科技创业加盟商会
- → **BCT** — 吉隆坡考察团
- → **EST** — 创业技巧培训
- → **RTM** — 成功哲学
- → **RECOGNITION NIGHT** — 吉隆坡考察团
- → **LAT** — 旅游奖励团
- → **LDT** — 高级培训班









无国界联盟线上服务
Borderless Alliance Online Learning

专业线上服务多个国家市场 Professional Online Service for Multiple National Markets

马来西亚 Malaysia	中国 China	中国台湾 Taiwan China	中国香港 Hong Kong China	印度尼西亚 Indonesia
菲律宾 Philippines	越南 Vietnam	东帝汶 East Timor	日本 Japan	韩国 Korea
印度 India	新加坡 Singapore	泰国 Thailand	老挝 Laos	等等… Etc…

同时进行多个国家的线上会议

Simultaneous Online Conference Support in Multiple Countries



- 从3月开始由市场经验丰富的顾问们积极协助配合各国团队线上会议
- 公司高层亲自分享与讲解
- 各团队一天不少于2-3场的线上会议
- YIPPI白板功能交流
- DINGTALK和ZOOM软件线上视频会议
- 结合线下线上ABC交流

- Starting from March, experienced market consultants have actively assisted with online meetings of national teams
- Company executives share and explain in person
- Each team has at least 2-3 online meetings a day
- YIPPI board function to communicate
- DINGTALK and ZOOM software online video conference
- Combining offline and online ABC communication

线上会议、培训、分享会
Online Meetings, Training, Sharing Sessions


9:35
Eostre能量香薰加湿器
Gallery View
Unmute All


IMG_6286.PNG


21:44
209-527-990

线上会议、培训、分享会
Online Meetings, Training, Sharing Sessions




张敏
TRANSFORMERS

独家的尊享待遇
VIP Privileges







表扬大会
Commendation Conference


Italy Trip Achiever Award
ITALY TRIP
YEAR 2019
ITALY TRIP
YEAR 2019




1st Year Annive
at China Maca
USD 50,000
50,000美金





为何选择WOL

验证成功的独家营销策略

Verified Successful Exclusive Marketing Strategy

容易复制

Easy to copy

完善且验证成功的教育模式

Complete and Verified successful education model

专业的线上线下课程

Professional Online and Offline Courses

专业的导师

Professional Tutors

无国界的教育系统

Borderless Education System